SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and

Exchange Act of 1934

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    Section 240.14a-12

CSB BANCORP, INC.

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CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

NOTICE OF

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON

APRIL 24, 2002

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of CSB Bancorp, Inc. (“CSB”) will be held at 91 North Clay Street, Millersburg, Ohio 44654, on Wednesday, April 24, 2002, at 7:00 p.m. local time, for the following purposes:

- To adopt and approve the proposed Share Incentive Plan;

- To elect two directors for three-year terms ending in 2005; and

- To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on March 1, 2002, are entitled to vote at the Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ C. JAMES BESS
C. James Bess
President, Chairman of the Board and Chief Executive Officer

Millersburg, Ohio

March 22, 2002

THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A

FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. PLEASE

NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN

THE PROXY CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

CSB BANCORP, INC.

6 West Jackson Street

Millersburg, Ohio 44654

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 24, 2002

GENERAL

The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. (“CSB”), the principal executive offices of which are located at 6 West Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the “Meeting”) of CSB to be held on Wednesday, April 24, 2002, at 91 North Clay Street, Millersburg, Ohio 44654, at 7:00 p.m. local time.  This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about March 22, 2002.

The Meeting has been called for the following purposes: (i) to adopt and approve the proposed Share Incentive Plan (the "Plan"); (ii) to elect two directors, each for a three-year term; and (iii) to transact any other business that may properly come before the Meeting or any adjournment thereof.

REVOCATION OF PROXIES, DISCRETIONARY AUTHORITY

AND CUMULATIVE VOTING

CSB’s common shares, par value $6.25 per share (the “Common Shares”), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to: CSB Bancorp, Inc., 6 West Jackson Street, Millersburg, Ohio 44654, Attention: Peggy Conn, Secretary) or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.  A proxy will not be voted if a shareholder attends the Meeting and votes in person.  Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, proxies will be voted for the adoption and approval of the Plan and for the nominees for directors set forth below or as otherwise described herein in the event cumulative voting for directors is properly requested.  The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the adoption and approval of the Plan, (ii) the election of any person as a director where the nominee is unavailable or unable to serve, (iii) matters incident to the conduct of the Meeting and (iv) any other business that may properly come before the Meeting or any adjournment thereof.  At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting.  If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees for director, unless authority to vote for any or all of the nominees is withheld.

The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shareholders of record as of the close of business on March 1, 2002 are entitled to (i) notice of the Meeting and (ii) one vote on each matter to be considered at the Meeting for each Common Share held on that date.  As of March 1, 2002, CSB had 2,628,706.0295 Common Shares issued and outstanding.  The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting.  Common Shares held by holders who abstain from voting and all Common Shares held by brokers who do not have the discretionary authority to vote on certain matters will be included in determining the presence of a quorum.

The following table sets forth the Common Shares beneficially owned by each person, group or entity owning more than five percent (5%) of CSB’s outstanding Common Shares as of March 1, 2002.  This information was obtained from a Schedule 13D/A filed by the Committee of Concerned CSB Shareholders for a Better Bank on January 3, 2002.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Shares Outstanding
The Committee of Concerned CSB Shareholders for a Better Bank[1]	231,836.5948	8.819%[2]

1 The Committee consists of Richard G. Elliott, Ted W. DeHass, Don E. Sprankle, Gloria L. Miller, Darwin L. Snyder and Victor R. Snyder.

2 The percent of Common Shares outstanding was determined based on the January 3, 2002 Schedule 13D/A ownership of the Committee and the number of Common Shares outstanding on the Record Date.

The following table sets forth, as of March 1, 2002, (i) the Common Shares beneficially owned by each director, nominee for director and named executive officer of CSB or any person who has acted in such capacity since the beginning of the last fiscal year of CSB and (ii) the Common Shares beneficially owned by all current executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership [1]	Percent of Common Shares Outstanding	Director
Robert K. Baker	4,477.9115[2]	0.170%	Yes
C. James Bess	20,000.0000[3]	0.761%	Yes
Ronald E. Holtman	600.0000[4]	0.023%	Yes[4]
J. Thomas Lang	5,212.6844[5]	0.198%	Yes
Daniel J. Miller	36,383.8742[6]	1.384%	Yes
Jeffrey A. Robb, Sr.	1,200.0000[7]	0.046%	Yes[7]
Samuel M. Steimel	17,140.3407[8]	0.652%	Yes
Eddie L. Steiner	625.0000[9]	0.024%	Yes[9]
F. Joanne Vincent	156.8153	0.006%	Yes
John R. Waltman	13,818.4757[10]	0.526%	Yes[10]
Kelly W. George	2.0000	0.000%	No
A. Lee Miller	2,229.4877[11]	0.085%	No
Theodore G. Bangert[12]	200.0000[13]	0.008%	No
David W. Kaufman	8,324.6300[14]	0.317%	No14
H. Richard Maxwell	16,200.0000[15]	0.616%	No15
Samuel P. Riggle, Jr.	16,121.1750[16]	0.613%	No16
Phillip W. Smith, Jr.	0.0000	0.000%	No17
David C. Sprang	108,800.0000[18]	4.139%	No18
Total of current Directors and Executive Officers as a Group (16 persons)	124,074.8635	4.720%

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1 The Securities and Exchange Commission has defined “beneficial owner” of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days.

2  Includes 452.1555 shares owned by Bonnie L. or Robert K. Baker in joint tenancy with right of survivorship, 300 shares owned by Bonnie L. Baker, and 3,725.7560 shares owned by Bakerwell, Inc., of which Mr. Baker is co-owner.

3 These are options granted to Mr. Bess pursuant to his Employment Agreement with CSB effective March 1, 2001, as amended.

4 These shares are owned by the Ronald E. Holtman IRA.  Mr. Holtman was appointed a director of The Commercial and Savings Bank of Millersburg (the "Bank") and CSB on June 28, 2001.

5 Includes 126.0284 shares owned by J. Thomas Lang, 4,219.2485 shares owned by Karen J. Lang, 235.6636 shares owned by Kendra S. Lang, 449.0082 shares owned by the J. Thomas Lang IRA and 182.7357 shares owned by the Karen J. Lang IRA.

6 Includes 9,621.8560 shares owned by Daniel J. Miller, M.D., 9,941.8560 shares owned by Mary F. Miller and 16,820.1622 shares owned by the East Holmes Family Care Employees Pension Plan.

7 Includes 100 shares owned by Jeffrey A. Robb, Sr., and 1,100 shares owned by the Jeffrey A. Robb, Sr. IRA.  Mr. Robb was elected a director of the Bank and CSB on July 25, 2001.

8 Includes 100 shares owned by Samuel M. Steimel, 15,912 shares owned by Ronda P. Steimel, 872.0559 shares owned by the Samuel M. Steimel IRA, 110.9550 shares owned by the Ronda P. Steimel IRA, 5.2627 shares owned by Samuel M. Steimel, custodian for Benjamin Steimel Ladrach, 5.2627 shares owned by Samuel M. Steimel, custodian for William Frederick Ladrach, 15.7694 shares owned by Ronda P. Steimel, custodian for Zaccary Allen Patterson, 15.7694 shares owned by Ronda P. Steimel, custodian for Cassandra Faye Patterson and 103.2656 shares owned by CATS, a partnership in which Mr. Steimel owns 25% interest.

9 These shares are owned by Eddie L. Steiner or Jane M. Steiner in joint tenancy with right of survivorship.  Mr. Steiner was appointed a director of the Bank and CSB on June 28, 2001.

10 Includes 6,399.2216 shares owned by John R. Waltman, 305.7111 shares owned by Ruth A. Waltman, and 7,113.5430  shares owned by the John R. Waltman IRA.   Mr. Waltman was appointed a director of CSB on June 28, 2001.

11 Includes 300 shares owned by A. Lee Miller, 207.7224 shares owned by the A. Lee Miller IRA and 1,721.7653 shares owned by the A. Lee Miller 401(K).

12 Effective May 4, 2001, Mr. Bangert left the employ of the Bank.

13 These shares are owned by the Ted Bangert IRA.  The number of shares owned by Mr. Bangert was determined by Mr. Bangert's reported ownership at the time he left the employ of the Bank.

14 These shares are owned of record by the David W. Kaufman Trust.  Mr. Kaufman resigned from the Boards of Directors of the Bank and CSB, effective May 24, 2001.  The number of shares beneficially owned by Mr. Kaufman was determined by Mr. Kaufman's reported ownership at the time he resigned from the Boards of Directors of the Bank and CSB.

15 Includes 600 shares owned by H. Richard Maxwell, 13,040 shares owned by the H. Richard Maxwell Trust and 2,560 shares owned by the L. Jean Maxwell Trust.  Mr. Maxwell resigned from the Boards of Directors of the Bank and CSB, effective June 28, 2001.  The number of shares beneficially owned by Mr. Maxwell was determined by Mr. Maxwell's reported ownership at the time he resigned from the Boards of Directors of the Bank and CSB.

16 Includes 200.1750 shares owned by Samuel P. Riggle, Jr., 15,721 shares owned by Margorie J. Riggle and 200 shares owned by Samuel P. Riggle, Jr. or Margorie J. Riggle in joint tenancy with right of survivorship.  Mr. Riggle resigned from the Boards of Director of the Bank and CSB, effective June 28, 2001.  The number of shares beneficially owned by Mr. Riggle was determined by Mr. Riggle's reported ownership at the time he resigned from the Boards of Directors of the Bank and CSB.

17 Mr. Smith was appointed a director of the Bank and CSB on June 28, 2001 and served as a director until July 25, 2001.  The number of shares beneficially owned by Mr. Smith was determined by Mr. Smith's reported ownership at the time he left the Boards of Directors of the Bank and CSB.

18 Includes 52,640 shares owned by the David C. Sprang Trust and 56,160 shares owned by the Rea Dot Sprang Trust.  Mr. Sprang resigned from the Boards of Directors of the Bank and CSB, effective June 28, 2001.  The number of shares beneficially owned by Mr. Sprang was determined by Mr. Sprang's reported ownership at the time he resigned from the Boards of Directors of the Bank and CSB.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires CSB’s officers, directors and persons who own more than 10% of a registered class of CSB’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish CSB with copies of all Section 16(a) forms they file. During 2001, the Form 4 of an officer and director of CSB and the Bank, C. James Bess, the Form 3 of an officer of the Bank, Kelly W. George, and the Forms 4 of certain other officers of CSB and the Bank, Peggy Conn, A. Lee Miller, Michael J. Saporito and Stanley E. Yoder, involving an award of two Common Shares were inadvertently not filed within the required filing time.  With the exception of the foregoing and based solely on CSB’s review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, CSB’s officers, directors and greater than 10% beneficial owners have complied with all filing requirements applicable to them.

PROPOSAL 1:  APPROVAL AND ADOPTION OF THE CSB BANCORP, INC. SHARE INCENTIVE PLAN

On February 28, 2002, The Board of Directors of CSB approved the CSB Bancorp, Inc. Share Incentive Plan (the “Plan”) and directed that the Plan be presented to the shareholders for their approval and adoption. The Plan permits the grant of up to 75,000 of CSB’s Common Shares through ownership incentives to eligible employees, consultants and directors of CSB and its subsidiaries.  The market price of the Common Shares as of March 1, 2002 was $18.50 per share.

The overall purpose of the Plan is to secure the benefits of incentives inherent in ownership of shares by key employees, to encourage employees to increase their interest in the future growth and prosperity of CSB, to further the identity of interest of those who hold positions of major responsibility in CSB with the interests of CSB’s owners, and to enable CSB to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent employees, consultants and directors.  Additionally, for more than eighteen months, all of the employees of CSB have worked exceptionally hard to overcome the difficulties faced by CSB.  The Board of Directors believes that a grant of share incentives to these employees would, in addition to the benefits to CSB described above, reward the employees for their extraordinary efforts and allow them to share in the increased value that they have helped to create.

The following information is a brief summary of certain provisions of the Plan. The complete text of the Plan is attached to this Proxy Statement as Appendix A and reference is made to Appendix A for full particulars.

The Plan will become effective as of the date it is approved and adopted by the shareholders of CSB. Incentive options may be granted under the Plan only during the ten year period following the date of adoption and approval of the Plan.

The Plan will be administered by the entire Board of Directors unless the Board appoints a committee of two or more of its members to administer the Plan (the “Committee”).  The Board of Directors or the Committee will select the participants, decide the type of each award, determine the number of shares with respect to which awards are granted, set the award price for such shares subject to the terms of the Plan and set the performance objectives, if any, for each participant.

The persons eligible to receive grants under the Plan are the eligible employees, directors and consultants of CSB and its subsidiaries. CSB and its subsidiaries have approximately 150 employees and ten directors (as described further in this proxy statement, the number of directors will be reduced to nine).  The term “eligible person” refers to any person who in the opinion of the Board of Directors can and does contribute significantly to the growth and successful operations of CSB and its subsidiaries.  No person who is deemed an eligible person by reason of serving solely as a director of CSB or its subsidiaries will be entitled to a grant under the Plan for a period of one year after the Plan becomes effective.

The Plan provides for three types of awards: options, appreciation rights and share awards.  An option gives the recipient the right to purchase Common Shares in the future at a price set at the date of grant of the option (the “Exercise Price”).  Upon payment of the Exercise Price, CSB will issue Common Shares to the recipient of the option.  An appreciation right gives the recipient the right to receive cash in the future equal to the excess of the fair market value of a Common Share on the date of exercise of the appreciation right over the fair market value of a Common Share on the date of grant of the appreciation right.  A share award gives the recipient the right to receive Common Shares at the time and subject to any conditions set by the Board of Directors or the Committee.  Generally, share awards do not require the recipient of the share award to pay for the Common Shares to be received.  However, other requirements, such as length of service, frequently are required.  A share incentive may be a combination of an option, appreciation right and/or share award.

The options granted under the Plan may be either “incentive options” or “non-qualified options.” An incentive option is one that meets the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. Any option not designated as an incentive option is a non-qualified option.

The option price for any option granted under the Plan will be determined by the Board of Directors or the Committee and will not be less than 100% of the fair market value of CSB’s Common Shares on the date the option is granted, if the options are incentive options. However, an incentive option granted to a person who, on the date of grant, owns 10% or more of the total outstanding shares of voting stock of CSB or its subsidiaries must have an option price of not less than 110% of the fair market value of CSB’s Common Shares on the date the option is granted.  All options granted under the Plan will expire no later than ten years from the date of grant, except that an incentive option granted to a person who owns 10% or more of the shares of voting stock of CSB or its subsidiaries must expire not more than five years after its grant.  Incentive options may only be granted to persons who are employees of CSB and its subsidiaries and may not be granted with respect to Common Shares having a fair market value of more than $100,000 during any calendar year.

A total of 75,000 Common Shares are available to be granted as share incentives under the Plan.  The maximum number of shares for which share incentives may be granted to any single recipient during a single calendar year will be 1,000. However, this number will be increased to 5,000 with respect to a recipient upon such recipient’s initial hiring by CSB.

Appropriate adjustments in the number of shares which may be issued, the number of shares covered by outstanding share incentives, the purchase price of such shares and the price to be paid by CSB for shares issued pursuant to share incentives which are subject to a right of CSB to reacquire such shares will be made to give effect to changes in CSB’s capitalization pursuant to mergers, consolidations, stock splits, stock dividends, or other events. Additional clarifying language also is included to the effect that, in the event of a change of control, all awards made under the Plan will immediately vest or be exercisable, regardless of any restrictions imposed by the Board of Directors or the Committee upon the grant of the share incentive.  A change in control is deemed to have occurred if (i) a change occurs, within any six month period, in the beneficial ownership, directly or indirectly, of 50% or more of CSB’s voting stock, (ii) a change occurs in the acquisition of the ability to control the election of a majority of CSB’s directors, (iii) a change occurs in the acquisition of a controlling influence over the management or policies of CSB by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) or (iv) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board of Directors of CSB (the “Existing Board”) cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director.

A share incentive will be evidenced by an agreement which will specify the period during which the share incentive may be exercised and such other terms and conditions as the Board of Directors or Committee may determine.  Each share incentive granted to a recipient will be exercisable only by the recipient during the life of the recipient and, after the recipient’s death, only by the recipient’s estate or by a person who acquired the right to exercise the share incentive by will or the laws of descent and distribution.  The exercisable portion of any outstanding share incentive will also terminate within sixty days following the date the recipient ceases to be an employee, consultant or director of CSB or its subsidiaries, unless the recipient ceases to be an employee, consultant or director because of resignation with the consent of the Board of Directors or Committee or by reason of death, incapacity or retirement under a retirement plan of CSB, in which case the share incentive will terminate eighteen months after the recipient ceases to be an employee, consultant or director.  A leave of absence for military or governmental service or for other purposes will not, if approved by the Board of Directors or Committee, be deemed a termination of employment.

The Board of Directors may amend the Plan. The Board of Directors may also, by a resolution adopted by a majority of the entire Board of Directors, discontinue the Plan. However, no amendment or discontinuance of the Plan by the Board of Directors may, without the consent of the eligible person, adversely affect any share incentive previously granted to the eligible person.

No taxable income for federal income tax purposes results from the exercise of an incentive option at the time of exercise. Any gain realized on the sale of shares acquired on exercise of an incentive option is considered as long-term capital gain for federal income tax purposes if the shares have been held at least one year after they were acquired on exercise of the option and if at least two years have expired after the grant of the option.  Except as hereafter indicated, CSB is not entitled to any deduction with respect to the grant or exercise of any incentive option. If the shares are sold or otherwise disposed of within one year after the exercise or within two years after the grant, any appreciation at the date of exercise above the option price is treated, subject to certain limitations, as “ordinary” income for federal income tax purposes. Any appreciation after the date of exercise is considered as long or short-term capital gain to the optionee depending upon whether or not the shares were held longer than one year. The amount of ordinary income received by the optionee generally is treated as a tax deductible expense to CSB.

Gain taxable as ordinary income to the optionee is generally deemed to be realized at the date of exercise of a non-qualified option, the amount of gain on each share being the difference between the market price on the date of exercise and the option price. This amount is generally treated as a tax deductible expense to CSB at the time of exercise. Any appreciation in the value of the shares after the date of exercise is considered as long or short-term capital gain, depending on the length of time the shares are held by the optionee prior to the time of their sale.

Upon the exercise of an appreciation right, the holder will realize ordinary income equal to the amount of the gain. This amount is generally treated as a tax deductible expense to the Company at the time of exercise.

With respect to grants of share awards, the recipient must recognize ordinary income equal to the fair market value of the Common Shares at the first time the Common Shares become transferable or not subject to a substantial risk for forfeiture, whichever occurs earlier. CSB generally will be entitled to a deduction for the same amount at the time the recipient recognizes such income.

No determination has been made with respect to future recipients of share incentives under the Plan, and no share incentives are currently outstanding under the Plan.  It is impossible at the present time to indicate specifically the names and positions of persons to whom future share incentives will be granted, or the number of shares, within the limitations of the Plan, to be covered by such share incentives.

The proceeds of the sale of Common Shares upon the exercise of options issued under the Plan constitute general funds of CSB and may be used by it for any purpose.

The proposal to approve and adopt the Plan is contained in the following resolution which will be submitted to the shareholders for adoption at the Annual Meeting. The affirmative vote of the holders of a majority of CSB’s Common Shares present in person or by proxy at the Meeting and entitled to vote is required to adopt the resolution. Proxies will be voted in favor of the following resolution unless otherwise instructed by the shareholders. The Board of Directors recommends that the shareholders vote “FOR” the adoption of the following resolution.

The resolution states:

RESOLVED, that the CSB Bancorp, Inc. Share Incentive Plan in the form attached as Appendix A to the Proxy Statement relating to this Annual Meeting of Shareholders be, and it hereby is, approved and adopted.

PROPOSAL 2:  ELECTION OF DIRECTORS

CSB’s Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons.  CSB’s Regulations divide such directors into three classes, as nearly equal in number as possible, and set their terms at three years.  At the present time, the Board of Directors of CSB consists of ten individuals.  Joanne Vincent, whose term as a director expires at the Meeting, has decided not to run for reelection.  The Board of Directors, pursuant to CSB’s Regulations, has established the number of directors at nine, effective as of the date of the Meeting.    Accordingly, immediately after the Meeting and the election of two directors at the Meeting, the Board of Directors will be composed of nine directors.  In order to comply with provisions of Ohio law that require each class of directors to have at least three members, Mr. C. James Bess, whose current term as a director expires in 2003, has been redesignated as a director in the class of directors whose term expires in 2005.  The Board of Directors traditionally has had only nine members.  In order to add expertise required to deal with regulatory and financial difficulties, the Board of Directors increased the size of the Board to ten members and appointed Mr. C. James Bess, the Chairman of the Board, Chief Executive Officer and President of CSB, to the Board in 2001.  Reducing the number of directors to nine restores the Board to its more traditional size and prevents any deadlock in voting of the Board.

The Board of Directors would like to thank Mrs. Vincent for her dedicated service to CSB.  She worked tirelessly to assist CSB through the difficult regulatory and financial issues faced by CSB in 2000 and 2001 and deserves credit for assisting in CSB’s rapid turnaround.

Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the two nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder’s demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held.  The Board of Directors has nominated Robert K. Baker and J. Thomas Lang to serve until the 2005 Annual Meeting of Shareholders, and until their respective successors are elected and qualified.  Mr. Baker and Mr. Lang are incumbent directors whose present terms expire at the Meeting.

If it is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of nominees, please so indicate on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.)  If one or more of the nominees should, at the time of the Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominee and any substitute nominee designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.  At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

The Board of Directors recommends that shareholders vote “FOR” the election of the nominees.

The following table sets forth information concerning nominees for director of CSB, including their principal occupation or employment during the past five years.  Each nominee, if elected, will serve for a term expiring at the Annual Meeting of Shareholders in 2005.

Nominees for Directors

Name	Age	Principal Occupation [1]	Positions Held with CSB	Year First Elected or Appointed Director	Term to Expire
Robert K. Baker	47	Co-owner and Controller, Bakerwell, Inc.	Director	2001	2002
J. Thomas Lang	58	Veterinarian, Dairy Farmer, Spring Hill Farm, Inc.	Director	1993	2002

_________________________

1 Unless otherwise noted herein, each of the Nominees for Directors has been engaged in the occupation and employment described above for the past five years.

The following table sets forth information concerning (i) incumbent directors of CSB who are not nominees for election at the Meeting; and (ii) the other current executive officers of CSB.  Included in the table is information regarding each person’s principal occupation or employment during the past five years.

Directors and Executive Officers

Name	Age	Principal Occupation [1]	Positions Held with CSB	Year First Elected or Appointed Director or Officer, As Applicable	Term to Expire
C. James Bess	64	Banker	Director, Chairman of the Board, President & Chief Executive Officer [2]	2001	2003[3]
Ronald E. Holtman	59	Attorney, Logee, Hostetler, Stutzman & Lehman	Director	2001	2003
Daniel J. Miller	62	Physician, East Holmes Family Care, Inc.	Director	1979	2003
Jeffrey A. Robb, Sr.	52	President and CEO, Robb Companies, Inc. [4]	Director	2001	2004
Samuel M. Steimel	44	Attorney, The Steimel Law Office	Director	1989	2004
Eddie L. Steiner	46	Vice President, Production, Smith Dairy Products Company	Director	2001	2003
F. Joanne Vincent	69	Retired Banker, Prairie Township Clerk	Director	1999	2002
John R. Waltman	60	Attorney, Critchfield, Critchfield & Johnston, Ltd.	Director	2001	2004
Pamela S. Basinger	31	Banker	Treasurer	1996	N/A
Kelly W. George	34	Banker	Senior Vice President and Chief Lending Officer[5]	2001	N/A
A. Lee Miller	43	Banker	Senior Vice President and Chief Financial Officer [6]	1997	N/A
Michael J. Saporito	51	Banker	Senior Vice President, Chief Operations Officer and Chief Information Officer [7]	2001	N/A
Stanley E. Yoder	60	Banker	Senior Vice President and Branch Administrator	1991	N/A

_________________________

1 Unless otherwise noted herein, each of the Directors has been engaged in the occupations and employment described above for the past five years.

2  Mr. Bess held the position of Vice President and Head of the Mortgage and Consumer Loan Department of Capital Bank, N.A. from 1995 to 1997 and President of PLB Associates, Inc. from 1997 to 2000, when he was elected President and Chief Executive Officer of CSB.

3  As discussed above, Mr. Bess will become a member of the class of Directors whose term expires in 2005.

4 Mr. Robb held the position of Chairman and Manager of Robb, Dixon & Company until 2000, when he became President and Chief Executive Officer of Robb Companies, Inc.

5 Mr. George held the position of Bank Examiner of Federal Reserve Bank of Cleveland from 1997 to 2000 and Vice President of the Bank from 2000 to 2001, when he was promoted to Senior Vice President and Chief Lending Officer of the Bank.

6  Mr. Miller held the position of Senior Vice President of Wayne Savings and Loan of Wooster, Ohio until August 1997, when he was hired as Senior Vice President and Chief Financial Officer of the Bank.

7 Mr. Saporito held the position of Senior Vice President-Operations of First Citizens Bank from January 1996 until May 2001, when he was hired as Senior Vice President, Chief Operations Officer and Chief Information Officer of the Bank.

The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular meetings during the year ended December 31, 2001.  No director attended fewer than 75% of such meetings.  Directors receive no compensation from CSB.  In addition, each director of CSB also serves as a director of the Bank, a subsidiary of CSB, for which outside directors were compensated at a rate of $10,000 annually, plus $500 per Board Meeting attended or reviewed, and $500 per Committee Meeting.

CSB has an Acquisition Committee, which formulates plans for potential candidates of acquisitions and mergers.  The Acquisition Committee currently consists of Mr. Bess, Mr. Holtman, Mr. Lang, Dr. Miller, Mr. Steimel and Mr. Waltman. The Acquisition Committee did not meet in 2001.

CSB has a Nominating Committee, which selects the nominees for election as directors.  The Nominating Committee currently consists of Mr. Holtman, Mr. Steimel and Mr. Waltman. John F. Canfield and Darwin L. Snyder, shareholders of CSB, assisted the Nominating Committee as ad hoc members, for which they were not compensated. The Nominating Committee met two times in 2001.  The Nominating Committee will consider nominees for election as directors submitted by shareholders of CSB.  No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting.

CSB has a Compensation Committee, which develops and recommends executive compensation principles, policies and programs to the CSB Board of Directors.  The Compensation Committee currently consists of Mr. Baker, Mr. Bess, Mr. Holtman, Mr. Lang, Dr. Miller and Mr. Steimel.  The Compensation Committee met two times in 2001.

CSB has an Audit Committee, the members of which currently consists of Ms. Vincent, Mr. Baker, Mr. Robb and Mr. Steiner.  All of the members of the Audit Committee are independent directors.  The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the audit, and reviews the adequacy of the Bank’s internal accounting controls. The Audit Committee met a total of 13 times in 2001.

REPORT OF THE COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee is responsible for developing and recommending CSB’s executive compensation principles, policies and programs to the Board of Directors.  The Compensation Committee believes that in representing the Board of Directors, it must act in the best interest of the shareholders as it reviews and determines CSB’s executive compensation principles, policies and programs. The Compensation Committee’s essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel, while at the same time providing for maximization of CSB’s financial performance and safeguarding CSB’s assets.  In compensating CSB’s executive officers, the Committee seeks to achieve the following goals:

1.

motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

2.

attract highly-qualified key management personnel; and

3.

reward superior performance in reaching corporate objectives with aggressive compensation levels and provide that a significant portion of compensation will be dependent on CSB’s annual performance.

Base salaries for executive officers in 2001 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB’s industry.  CSB’s review included a survey by the Ohio Bankers Association of executive salaries.  CSB’s compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies.

Mr. Bess’ 2001 base salary, shown in the “Salary” column of the Compensation Table below, was determined by the Committee and approved by the Board.  Given the nature of Mr. Bess’ experience and his responsibilities with CSB, we believe that his salary is within the range of industry standards for a financial institution of CSB’s size.  In addition, the Committee granted Mr. Bess an option to purchase 20,000 Common Shares at an exercise price of the then current market price per share, which option shall expire on March 1, 2006.  The Committee granted the stock option as an additional incentive to Mr. Bess to work to maximize shareholder value.

Effective March 1, 2001, CSB’s Board of Directors elected C. James Bess as President and Chief Executive Officer, as well as a Director, of CSB.  In conjunction with Mr. Bess’ election as President and Chief Executive Officer, CSB entered into an employment agreement with Mr. Bess which provides for a two year term, an agreed upon annual salary, benefits, the stock option grant discussed above, and provisions concerning termination of employment upon sale or change in control of CSB.  Mr. Bess’ employment agreement was amended as of September 1, 2001.  Pursuant to that amendment, the term of the employment agreement was extended by one year and certain benefit provisions of the original agreement were amended.

THE COMPENSATION COMMITTEE

Robert K. Baker

C. James Bess

Ronald E. Holtman

J. Thomas Lang

Daniel J. Miller

Samuel M. Steimel

REPORT OF THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission.  The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the Board of Directors of CSB.  The committee has also reviewed and discussed with Clifton Gunderson LLP (“Clifton Gunderson”), CSB’s independent auditors for the year ended December 31, 2001, the matters required to be discussed by Statement of Auditing Standards 61, as may be modified or supplemented.  The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented and, as required, has discussed with Clifton Gunderson its independence.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in CSB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

The management of CSB is responsible for CSB’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles.  CSB’s independent auditors are responsible for auditing those financial statements.  Our responsibility is to monitor and review these processes.  It is not our duty or our responsibility to conduct auditing or accounting review or procedures.  We are not employees of CSB and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectively and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on CSB’s financial statements.  Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, our considerations and discussions with management and the independent auditors do not assure that CSB’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of CSB’s financial statements has been carried out in accordance with generally accepted auditing standards or that our company’s independent accountants are in fact “independent.”

THE AUDIT COMMITTEE

F. Joanne Vincent

Robert K. Baker

Jeffrey A. Robb, Sr.

Eddie L. Steiner

CERTIFIED PUBLIC ACCOUNTANTS

Clifton Gunderson, certified public accountants, acted as CSB’s auditors for the 2001 fiscal year.  During CSB’s two most recent fiscal years (ended December 31, 2000 and 2001), there were no disagreements with CSB’s auditors on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.  A representative of Clifton Gunderson is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees due to Clifton Gunderson for professional services rendered for the audit of CSB’s financial statements for the most recent fiscal year were $43,000.

Financial Information Systems Design and Implementation Fees and All Other Fees

The aggregate fees due to Clifton Gunderson in connection with financial information systems design and implementation for the most recent fiscal year were $6,500. The aggregate fees due to Clifton Gunderson for non-audit services and all other fees for services rendered to CSB for the most recent fiscal year were $31,420.

The Audit Committee has considered and determined that the provision of any of the non-audit or other services provided by Clifton Gunderson to CSB is compatible with maintaining Clifton Gunderson’s independence.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the persons who were the executive officers as set forth below during the fiscal year ended December 31, 2001.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options/SARs (#)	All Other Compensation ($)
C. James Bess President, Chief Executive Officer and Chairman of the Board	2001	$250,000	-0-	$44,055[1]	20,000	$62,609[2]
	2000	-0-	$0	-0-	-0-	$20,280

A. Lee Miller, Senior VP and Chief Financial Officer	2001	$109,834	$5,000	-0-	-0-	$5,817[3]
	2000	$105,000	$15,250[4]	-0-	-0-	$5,803[3]
	1999	$86.000	$12,900	-0-	-0-	$4,956[3]

Kelly W. George, Senior VP and Chief Lending Officer	2001	$85,122	$17,000	-0-	-0-	$3,063
	2000	$42,144	$2,250	-0-	-0-	-0-

_________________________

1 Includes the following amounts paid to Mr. Bess: (i) $11,000 paid for automobile allowance; (ii) $12,000 paid for relocation allowance; (iii) $7,000 paid for housing allowance; (iv) $1,425 paid for a club membership; and (v) $12,630 for director fees.

2 Includes the following amounts paid to Mr. Bess: (i) $8,529 contributed to Mr. Bess' 401(k) account by the Bank; and (ii) $54,080 earned in consulting fees for the period prior to Mr. Bess' employment with CSB, which began on March 1, 2001.

3 These amounts were contributed to Mr. Miller's 401(k) account by the Bank.

4 Includes $10,000.00 paid to Mr. Miller for serving as acting President and Chief Executive Officer during fiscal year 2000.

PERFORMANCE GRAPH

The following graph compares the yearly stock change and the cumulative total shareholder return on CSB’s Common Shares during the five year period ended December 31, 2001, with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor’s 500 Stock Index. The comparison assumes $100 was invested on January 1, 1996 in CSB’s Common Shares and in each of the indicated indices and assumes reinvestment of dividends.

	1996	1997	1998	1999	2000	2001
CSB	$100.00	$155.82	$242.55	$157.79	$75.27	$75.77
NASDAQ Bank	$100.00	$167.40	$166.30	$159.90	$182.40	$197.40
S & P	$100.00	$133.50	$172.20	$208.50	$190.00	$167.60

See Attached Performance Graph

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CSB has engaged and intends to continue to engage in the lending of money through the Bank to various directors and officers of CSB.  These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted.  Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

CSB and the Bank retained the Steimel Law Office and Holmes County Title Co. during 2001 for legal services in connection with various matters arising in the ordinary course of the business of CSB and the Bank.  Samuel M. Steimel is the owner of the Steimel Law Office and his wife is the owner of  Holmes County Title Co.  CSB and the Bank contemplate using the Steimel Law Office and Holmes County Title Co. in the future on similar terms, as needed.

CSB and the Bank retained Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency during 2001 for legal services and real estate closing services in connection with various matters arising in the ordinary course of the business of CSB and the Bank.  John R. Waltman is a partner of both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency.  CSB and the Bank contemplate using both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency in the future on similar terms, as needed.

CSB and the Bank retained Logee, Hostetler, Stutzman & Lehman during 2001 for legal services in connection with various matters arising in the ordinary course of the business of CSB and the Bank.  Ronald E. Holtman is a partner of Logee, Hostetler, Stutzman & Lehman.  CSB and the Bank contemplate using Logee, Hostetler, Stutzman & Lehman in the future on similar terms, as needed.

OTHER BUSINESS

The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement.  However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

ANNUAL REPORTS

Shareholders are referred to CSB’s Annual Report to Shareholders for the fiscal year ended December 31, 2001 for financial information about the activities of CSB. Such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy solicitation materials.

PROPOSALS OF SECURITY HOLDERS

In order to be eligible for inclusion in CSB’s proxy materials for the 2003 Annual Meeting of Shareholders, any shareholder’s proposal to take action at such meeting must be received at CSB’s main office at 6 West Jackson Street, Millersburg, Ohio 44654, no later than November 22, 2002.  Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ C. JAMES BESS
C. James Bess
President, Chairman of the Board and Chief Executive Officer

Millersburg, Ohio

March 22, 2002

APPENDIX A

CSB BANCORP, INC.

SHARE INCENTIVE PLAN

1.

Purposes:  The purposes of this Plan are (i) to secure for the Company the benefits of incentives inherent in ownership of Shares by Eligible Persons; (ii) to encourage Eligible Persons to increase their interest in the future growth and prosperity of the Company; (iii) to further the identity of interest of those who hold positions of major responsibility in the Company and its Subsidiaries with the interests of the Company’s owners; and (iv) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent Eligible Persons.

2.

Definitions:  Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

a.

Agreement: An Agreement between the Company and an Eligible Person which describes the number and terms of the Share Incentives granted to an Eligible Person pursuant to the Plan.

b.

Appreciation Right: A right to receive cash having an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise of such right over the Fair Market Value of one such Share on the date of grant of such right.

c.

Board of Directors: The Board of Directors of the Company.

d.

Change of Control: The event which shall be deemed to have occurred if either (i)  a change occurs, within any six month period, in the beneficial ownership, directly or indirectly, of 50% or more of the Company’s voting stock, (ii) a change occurs in the acquisition of the ability to control the election of a majority of the Company’s directors, (iii) a change occurs in the acquisition of a controlling influence over the management or policies of the Company by any person or by persons acting as a “group” (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) or (iv) during any period of two consecutive years, individuals (the “Continuing Directors”) who at the beginning of such period constitute the Board of Directors of the Company (the  “Existing Board”) cease for any reason to constitute at least a majority thereof, provided that any individual whose election or nomination for election as member of the Existing Board was approved by a vote of at least a majority of the Continuing Directors then in office shall be considered a Continuing Director.  For purposes of this definition, a person shall be deemed the “beneficial owner” of any Shares (i) which such person or any of its Affiliates or Associates, as defined below, beneficially owns, directly or indirectly; (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (B) the right to vote pursuant to any agreement, arrangement or understanding or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any Shares in the Company.  For purposes of this Plan, a  “person” shall mean any individual, firm, company, partnership, other entity or group, and the terms “Affiliate” or “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the Shareholders of the Company and becomes effective.  Provided however, that a Change of Control shall not be deemed to have resulted from any transfer (i) to the Company; (ii) to a fiduciary for the benefit of the transferring owner or his spouse or lineal descendants or (iii) by will or by operation of the laws of descent and distribution.

e.

Committee: The Committee of the Board of Directors designated to administer this Plan pursuant to the provisions of Section 12; provided, however, if no committee is appointed, then the full Board of Directors shall administer this Plan and in that event any reference in this Plan to the Committee shall mean the full Board of Directors.

f.

Company: CSB Bancorp, Inc., an Ohio corporation.

g.

Eligible Person: An individual who provides services to the Company or any Subsidiary as an employee or consultant, or as a member of the board of directors of the Company or a Subsidiary who, in the opinion of the Committee, can contribute significantly to the growth and successful operations of the Company or a Subsidiary.  The recommendation of the grant of a Share Incentive to an individual by the Committee shall be deemed a determination by the Committee that such person is an Eligible Person.

h.

Fair Market Value: The value of a Share as most recently determined by the Committee in good faith in accordance with the method approved by the Board of Directors.

i.

Nonstatutory Option.  An Option granted under this Plan which is not an Statutory Option.  Nonstatutory Options shall not be affected by any actions taken retroactively as provided below with respect to Statutory Options.

j.

Option: An option to purchase Shares which is granted to an Eligible Person under this Plan pursuant to the terms of an Agreement, and which may take the form either of an Statutory Option or a Nonstatutory Option.

k.

Performance Objectives: Stated criteria which may, but need not be, set forth in an Agreement at the discretion of the Committee, the successful attainment of which is specified in the Agreement as a condition precedent to the issuance, transfer or retention of some or all of the Shares to be issued pursuant to the Share Incentives described in the Agreement.  Performance Objectives may be personal and organizational in nature and, at the discretion of the Committee, may include, but need not be limited to, objectives determined by reference to or changes in (i) the Fair Market Value, book value or earnings of Shares, (ii) sales and revenues, income, profits and losses, return on capital employed or net worth of the Company (on a consolidated or unconsolidated basis) or of any of its groups, divisions, Subsidiaries or departments or (iii) a combination of two or more of the foregoing or other factors.

l.

Plan: The Share Incentive Plan herein set forth and as the same may from time to time be amended.

m.

Share Award: An issuance or transfer of Shares at the time the Share Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such Shares in the future.

n.

Shares: The Company’s common shares.

o.

Share Incentive: A Share Incentive granted under this Plan in one of the forms provided for in Section 3.

p.

Statutory Option: An Option granted under this Plan which is designated to be an incentive share option under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended.  Any provisions elsewhere in this Plan or in any Agreement awarding such Statutory Option which would prevent such Option from being an incentive share option may be deleted and/or voided retroactively to the date of the granting of such Option by action of the Committee.

q.

Subsidiary: A company or other entity designated by the Committee in which the Company has a significant equity interest.

3.

Grants of Share Incentives:

a.

Subject to the provisions of this Plan, the Committee may at any time, or from time to time, grant Share Incentives under this Plan to, and only to, Eligible Persons.

b.

Share Incentives may be granted in one or more of the following forms:

i.

Options,

ii.

Appreciation Rights,

iii.

Share Awards, or

iv.

a combination of Options, Appreciation Rights, and/or Share Awards.

c.

Notwithstanding any other provision of this Plan, for a period of one (1) year from the date the Plan is adopted and approved by the shareholders of the Company, no person shall be eligible to receive a Share Incentive if his or her relationship to the Company is limited to being a director of the Company or its subsidiaries.

4.

Shares Subject to this Plan:

a.

A total of Seventy Five Thousand (75,000) Shares are available for Share Incentives granted under the Plan; provided, that if another company is acquired by the Company or combines with the Company, any of the Shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the Plan and would not be subtracted from the Shares available for grant under the Plan.  Furthermore, if any Shares that are subject to Share Incentives are forfeited, such Shares shall again become available under the Plan.  For purposes of the preceding sentence:

i.

“Forfeited Shares” means any Shares issued pursuant to grants of Share Incentives which expire or terminate for any reason in a calendar year without ever having been exercised or as to which the recipient did not receive any benefits of ownership;

ii.

Shares subject to Share Incentives granted under this Plan may be either authorized but unissued Shares or Shares held in the Company’s treasury, or any combination thereof, in the discretion of the Committee.

b.

The maximum number of Shares with respect to which Share Incentives may be granted to any person during any calendar year shall be One Thousand (1,000); provided, however, that in the event of a grant made to a recipient upon the recipient’s initial hiring by the Company, such limitation shall be increased to Five Thousand (5,000) Shares.

c.

The issuance of any Appreciation Rights shall reduce the number of Shares available  for the grant of Share Incentives on the same basis as the issuance of Options and Share Awards.

5.

Options: Share Incentives in the form of Options shall be subject to the following provisions:

a.

Upon the exercise of an Option, the purchase price shall be paid in cash by means reasonably acceptable to the Company or, unless otherwise provided by the Committee (and subject to such terms and conditions as are specified in the Agreement or by the Committee), in Shares delivered to the Company by the optionee.  Shares thus delivered shall be valued at their Fair Market Value on the date on which they are delivered to the Company in payment of the exercise price.

b.

Each Agreement shall specify the period during which the Options may be exercised and shall provide that the Options shall expire at the end of such period (or periods); provided that such expiration date shall not be later than ten years from the date of grant thereof.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option, provided, however, that the date of exercise of an Option shall be determined under procedures established by the Committee.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

c.

Subject to the expiration of and the termination of Options under an Agreement, each Option shall be exercisable during the life of the optionee only by the optionee and, after the optionee’s death, only by the optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution.  An Option, to the extent that it shall not have been exercised, shall terminate at the close of business on the sixtieth day following the date the optionee ceases to be an employee, consultant or director of or to the Company or any Subsidiary, unless the optionee ceases to be an employee, consultant or director of or to the Company or any Subsidiary because of (i) resignation with the consent of the Committee (which consent may be given before or after resignation or (ii) by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary, in which case the Option shall terminate eighteen months after the optionee ceases to be an employee, consultant or director of or to the Company or any Subsidiary.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

d.

Options shall be granted for such lawful consideration as the Committee shall determine.

e.

No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution.  If so provided in the Agreement or if so authorized by the Committee and subject to such terms and conditions as are specified in the Agreement or by the Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and, at the Company’s election, either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the Shares subject to the portion of the Option so canceled over the aggregate purchase price of such Shares or (ii) issue or transfer Shares to the holder with a Fair Market Value, at such time or times, equal to such excess.

f.

Each Option shall be evidenced by a written Agreement, which shall contain such terms and conditions (including, without limitation, Performance Objectives), and shall be in such form as the Committee may determine, provided the Agreement is consistent with this Plan and incorporates it by reference.  Notwithstanding the preceding sentence, an Agreement, if so recommended by the Committee, may include restrictions and limitations in addition to those provided for in this Plan.

g.

Options may be either Statutory Options or Nonstatutory Options at the discretion of the Committee.  Options not otherwise designated shall be Nonstatutory Options.  Notwithstanding any other provisions herein, the following provisions shall apply to Statutory Options: (i) except as set forth in clause (ii), the exercise price of any Statutory Option shall not be less than the Fair Market Value of the Shares on the date of grant; (ii) the exercise price of any Statutory Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Internal Revenue Code) Shares possessing more than 10% of the total combined voting power of all classes of Shares of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the Shares on the date of grant; (iii) the maximum term of any Statutory Option granted hereunder shall be ten years, except that the maximum term of any Statutory Option granted to a person described in clause (ii) above shall be five years; (iv) no Statutory Option may be granted subsequent to the tenth anniversary of the date of shareholder approval of this Plan; (v) Statutory Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of the Code; and (vi) During any calendar year, Statutory Options may not be granted with respect to Shares under this Plan having a fair market value of more than $100,000.

h.

Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Committee, by the surrender of Shares or the withholding of Shares to be issued to the optionee, or in any combination thereof, or in such other form as the Committee may authorize from time to time.  All such Shares so surrendered or withheld shall be valued at the Fair Market Value for the date on which they are surrendered or withheld, and the number of Shares surrendered or withheld shall not exceed the number of such Shares necessary to satisfy the withholding obligation.

6.

Appreciation Rights: Share Incentives in the form of Appreciation Rights shall be subject to the following provisions:

a.

Each grant of Appreciation Rights shall be evidenced by an Agreement specifying the number of Appreciation Rights granted and containing such other terms and conditions (which may, but need not, include Performance Objectives) as the Committee may determine.

b.

Each Agreement shall specify the period during which the pertinent Appreciation Rights may be exercised and shall provide that the Appreciation Rights shall expire at the end of such period (or periods); provided that such expiration date shall not be later than ten years from the date of grant thereof.  Except as otherwise provided herein or in an Agreement, any Appreciation Right may be exercisable in full or in part in one or more installments at such time or times as may be specified in the Agreement.  Any term or provision in any Agreement specifying that the Appreciation Right not be immediately exercisable or that it is to be exercisable in installments may be modified at any time during the term of the Agreement by the Committee, provided, however, no such modifications of any outstanding Appreciation Right shall, without the consent of the Eligible Person, adversely affect any Appreciation Right theretofore granted.

c.

Subject to the expiration of and the termination of Appreciation Rights under an Agreement, each Appreciation Right shall be exercisable during the life of the Eligible Person only by the Eligible Person and, after the Eligible Person’s death, only by the Eligible Person’s estate or by a person who acquired the right to exercise the Appreciation Right by will or the laws of descent and distribution.  An Appreciation Right, to the extent that it shall not have been exercised, shall terminate at the close of business on the sixtieth day following the date the Eligible Person ceases to be an employee, consultant or director of or to the Company or any Subsidiary, unless the Eligible Person ceases to be an employee, consultant or director of or to the Company or any Subsidiary because of (i) resignation with the consent of the Committee (which consent may be given before or after resignation) or (ii) by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary, in which case the Appreciation Right shall terminate eighteen months after the Eligible Person ceases to be an employee, consultant or director of or to the Company or any Subsidiary. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Appreciation Rights shall be exercisable after expiration of the term for which the Appreciation Right was granted, which shall in no event exceed ten years.

d.

No Appreciation Right may be assigned or transferred by the Eligible Person except by will or the laws of descent and distribution.  If so provided in the Agreement or if so authorized by the Committee and subject to such terms and conditions as are specified in the Agreement or by the Committee, the Company shall have the right, upon or without the request of the holder of an Appreciation Right and at any time or from time to time, to cancel all or a portion of the  Appreciation Right then subject to exercise and pay the holder an amount of cash for each Appreciation Right equal to the excess, if any, of the Fair Market Value of a Share at the date of cancellation over the Fair Market Value of a Share at the time the Appreciation Right was granted.

e.

Any federal, state or local withholding taxes payable upon the exercise of an Appreciation Right shall be paid in cash by the Eligible Person or withheld from the cash payment made to the Eligible Person pursuant to the exercise of an Appreciation Right.

7.

Share Awards: Share Incentives in the form of Share Awards shall be subject to the following provisions:

a.

For the purposes of this Plan, in determining the value of a Share Award, all Shares subject to such Share Award shall be valued at not less than 100% of the Fair Market Value of such Shares on the date such Share Award is granted, regardless of whether or when such Shares are issued or transferred to the Eligible Person and whether or not such Shares are subject to restrictions which affect their value.

b.

Shares subject to a Share Award may be issued or transferred to the Eligible Person at the time the Share Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  In the event that any such issuance or transfer shall not be made to the Eligible Person at the time the Share Award is granted, the Committee may provide for payment to such Eligible Person, either in cash or in Shares from time to time or at the time or times such Shares shall be issued or transferred to such Eligible Person, of amounts not exceeding the income distributions which would have been payable to such Eligible Person in respect of such Shares (as adjusted under Section 9) if they had been issued or transferred to such Eligible Person at the time such Share Award was granted.  Any amount payable in Shares under the terms of a Share Award may, at the discretion of the Committee, be paid in cash, on each date on which delivery of Shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the Shares which would otherwise have been delivered.

c.

A Share Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Share Award or of the Shares issued or transferred pursuant to such Share Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of Shares pursuant to a Share Award, the recipient shall, with respect to such Shares, be and become a Shareholder of the Company fully entitled to receive income distributions, to vote and to exercise all other rights of a Shareholder except to the extent otherwise provided in the Share Award or in other Agreements.  The Committee may, in its sole discretion, but shall not be required to, specify in any Agreement governing a Share Award that the issuance, transfer and retention of some or all of the Shares covered by the Share Award shall be subject to the attainment of Performance Objectives.

d.

Subject to the expiration of and the termination of Share Awards under an Agreement, each Share Award shall be exercisable during the life of the recipient only by the recipient and, after the recipient’s death, only by the recipient’s estate or by a person who acquired the right to exercise the Share Award by will or the laws of descent and distribution.  A Share Award, to the extent that it shall not have been exercised, shall terminate at the close of business on the sixtieth day following the date the recipient ceases to be an employee, consultant or director of or to the Company or any Subsidiary, unless the recipient ceases to be an employee, consultant or director of or to the Company or any Subsidiary because of (i) resignation with the consent of the Committee (which consent may be given before or after resignation or (ii) by reason of death, incapacity or retirement under a retirement plan of the Company or a Subsidiary, in which case the Share Award shall terminate eighteen months after the recipient ceases to be an employee, consultant or director of or to the Company or any Subsidiary.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Share Award shall be exercisable after expiration of the term for which the Share Award was granted, which shall in no event exceed ten years.

8.

Combinations of Appreciation Rights, Share Awards and Options: Share Incentives in the form of combinations of Options, Appreciation Rights or Share Awards shall be subject to the following provisions:

a.

A Share Incentive may be a combination of an Option with a form of Appreciation Right and/or with any form of Share Award; provided, however, that the terms and conditions of such Share Incentive pertaining to an Option are consistent with Section 5, the terms and conditions of such Share Incentive pertaining to an Appreciation Right are consistent with Section 6, and the terms and conditions of such Share Incentive pertaining to a Share Award are consistent with Section 7.

b.

Such combination Share Incentive shall be subject to such other terms and conditions as the Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof.  Such combination Share Incentive shall be evidenced by a written Agreement in such form as the Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

9.

Adjustment Provisions: In the event that any recapitalization, reclassification, forward or reverse split of Shares or any similar transaction shall be effected, or the outstanding Shares are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number or class of Shares or other securities of the Company or other securities of any other company, or a record date for determination of holders of Shares entitled to receive a share split or a dividend payable in Shares shall occur, (i) the number of Shares or other securities that may be issued or transferred pursuant to Share Incentives or with respect to which a cash payment pursuant to the Share Incentive is determinable, (ii) the number and class of Shares or other securities which have not been issued or transferred under outstanding Share Incentives, (iii) the purchase price to be paid per Share or other security under outstanding Options and (iv) the price to be paid by the Company or a Subsidiary for Shares or other securities issued or transferred pursuant to Share Incentives which are subject to a right of the Company or a Subsidiary to reacquire such Shares or other securities, shall in each case be equitably adjusted.

10.

Acceleration:    In the event of a Change of Control of the Company, One Hundred Percent (100%) of the Share Incentives granted herein which have then been outstanding hereunder shall vest or be exercisable by the Eligible Person.  Such vesting shall occur without regard to any limitation imposed by the Plan or the Committee at the time the Share Incentive was granted, which permits all or any part of the Share Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise, and such Share Incentives will remain vested and exercisable until the expiration of the Share Incentive.

11.

Term: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the shareholders of the Company.  This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Share Incentive may be granted after the tenth anniversary of the effective date of the Plan.

12.

Administration:

a.

The Plan shall be administered by the Committee, which shall consist of not less than two individuals designated by the Board of Directors in accordance with the Regulations of the Company.  Grants of Share Incentives may be recommended by the Committee either with or without consultation with Eligible Persons, but, anything in this Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Eligible Persons and in recommending Share Incentives to be granted to them.

b.

Subject to the provisions of this Plan, the Committee shall specify in each Agreement the terms of each Share Incentive, including, where applicable, the exercise price, any provisions regarding redemption or forfeiture of Share Incentives or Shares, acceleration or extension of exercise dates, and such other matters as the Committee determines to be appropriate.  The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established.  The Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable.  All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all Eligible Persons, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

c.

Members of the Board of Directors and members of the Committee acting under this Plan shall be indemnified, if applicable, in accordance with the terms of the Company’s Articles of Incorporation and Regulations.

13.

Changes in Form or Acquisitions: Notwithstanding Section 4(a), if the Company or any Subsidiary should, either pursuant to an initial public offering or otherwise, merge or consolidate, or purchase or exchange Shares or assets with another entity, the Company, in connection therewith, upon the recommendation of the Committee and the approval of the Board of Directors, (i) may assume, in whole or in part and with or without modifications or conditions, any Share Incentives granted by such other entity to its employees, consultants or directors, in their capacity as such, (ii) may grant new Share Incentives in substitution therefore; provided that the granting of a Share Incentive with the terms and conditions of the assumed or substitute Share Incentives is permissible under this Plan, or (iii) may cause such other entity to assume the obligations of the Plan and substitute Share Incentives in such other entity for the Share Incentives granted hereunder, provided that such assumption shall not, without the consent of the Eligible Person, adversely affect any Share Incentive theretofore granted to such Eligible Person.

14.

General Provisions:

a.

Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any Eligible Person any right to continue in his or her relationship with the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate any Eligible Person at any time with or without cause.

b.

No Shares shall be issued or transferred pursuant to a Share Incentive unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with.  In connection with any such issuance or transfer the person acquiring the Shares shall, if requested by the Company, give assurances satisfactory to counsel to the Company that the Shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.  No Eligible Person (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any Shares allocated or reserved for the purposes of this Plan or subject to any Share Incentive except as to Shares, if any, as shall have been issued or transferred to him.

c.

The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Share Incentive in the future to a person who is or will be an Eligible Person at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Share Incentive until the date on which the Company takes action to implement such agreement or commitment.

d.

In the case of a grant of a Share Incentive to a Eligible Person of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the Shares, if any, covered by the Share Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the Shares to the Eligible Person in accordance with the terms of the Share Incentive specified by the Committee pursuant to the provisions of this Plan.  Notwithstanding any other provision hereof, such Share Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee on the date it is delivered by the Subsidiary or on such other date between said two dates as the Committee shall specify.

e.

The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Share Incentive.

f.

Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, Share purchase, Share bonus or Share option plan.

g.

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Share Incentive under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

15.

Amendments and Discontinuance:

a.

This Plan may be amended by the Board of Directors upon the recommendation of the Committee.

b.

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

c.

No amendment or discontinuance of this Plan by the Board of Directors of the Company shall, without the consent of the Eligible Person, adversely affect any Share Incentive theretofore granted to him.